SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

31.	SUBSEQUENT EVENTS

In January 2019, we entered into binding agreements with a Croatian project developer, LNG Hrvatska d.o.o., to convert the 2005 built Golar Viking into a FSRU, sell the converted vessel, and then operate and maintain the FSRU for a minimum of 10 years. Commencement of this project is subject to certain conditions precedent, including confirmation of project funding and receipt of a notice to proceed from LNG Hrvatska d.o.o.

In February 2019, we declared a dividend of $0.15 per share in respect of the quarter ended December 31, 2018 and paid this in April 2019. In addition, Golar Partners made a final cash distribution of $0.40 per unit in February 2019 in respect of the quarter ended December 31, 2018, of which we received $9.2 million of dividend income in relation to our common and general partner units held at the record date.

In February 2019, we entered into a 20 year Lease and Operate Agreement with BP Mauritania Investments Ltd (“BP”) for the charter of the FLNG unit, the Gimi, to service the Greater Tortue Ahmeyim project. The Gimi’s conversion to a FLNG is expected to commence in April 2019 and the Gimi is expected to commence operations under the Lease and Operate Agreement in 2022. The estimated cost of the Gimi’s conversion is $1.3 billion, which we plan to fund through multiple financing facilities, including a $700 million long term financing facility that is currently in its final stages and that we plan to have available to us during construction. Once the Gimi is accepted under the contract, we anticipate annual contracted revenues less forecasted operating costs of approximately $215 million per year.